Corporate Overview and Q4 2013 and Full Year 2013 Financial Results

Safe Harbor Disclosure The presentations made in this document, including our annual outlook, contain projections or other forward-looking statements regarding management’s expectations about future events or the future financial performance of SVB Financial Group (“the Company”), as well as future economic, market and tax conditions. Forward-looking statements are statements that are not historical facts. We wish to caution you that such statements are just predictions and actual events or results may differ materially, due to changes in economic, business and regulatory factors and trends. We refer you to the documents the Company files from time to time with the Securities and Exchange Commission, including: (i) our latest Annual Report on Form 10-K for the year ended December 31, 2012, which was filed on February 27, 2013; (ii) our latest Quarterly Report on Form 10-Q; and (iii) our most recent earnings release filed on Form 8-K. These documents contain and identify important risk factors that could cause the Company’s actual results to differ materially from those contained in our projections or other forward-looking statements. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. All forward-looking statements included in this presentation are made only as of the filing date of this document and the Company undertakes no obligation to update such forward-looking statements. 2

Overview ▶ SVB’s Unique Model ▶ Strong Performance ▶ Growth Initiatives ▶ Outlook 3

Our Mission ▶ Build Deep Relationships ▶ Give Advice ▶ Make It Easy To Do Business With Us ▶ Do Different To increase our clients’ probability of success 4

Differentiated Business Model ▶ Focus on “innovation” markets ▶ Balance sheet lender ▶ Strong deposit franchise ▶ Diversified revenue streams Leader ▶ Leading market share ▶ More than 600 venture firm clients ▶ The bank for innovation companies Established Company ▶ 28 U.S. and seven international offices ▶ $23.2 billion in total assets ▶ $43.8 billion in total client funds 1. Average for full year 2013 2. Total client funds consists of on-balance-sheet deposits and off-balance-sheet client investment funds 1 1, 2 A Unique Financial Services Company 5

A Diversified Platform 6 SVB Investment Solutions Sweep Product Money Market Mutual Funds Fixed Income Investments Investment Advisory Services

From startup… ACCELERATOR Revenues < $5M (50%+ Market Share) to standout… GROWTH Revenues $5M - $75M (~15% Market Share) to global standard. CORPORATE FINANCE Revenues > $75M (~10% Market Share) Technology Life Sciences Venture Capital & Private Equity We Serve The Innovation Economy 7

Across the Globe 8 U.S. HQ U.K. ISRAEL INDIA CHINA SVB Offices (28 US, 7 Global) SVB’s Banking Network

Diversified Growth Across the Business

Growth Initiatives

- U.S.
- UK and Europe
- China
- India
- Israel

GLOBAL MARKETS & REACH

- Growth Segment
- Corporate Finance Segment
- Private Bank
- Client Experience

CLIENT FOCUS

Solutions

- New Products & Services
- Enhanced Credit Solutions
- Expanded Banking Network
- New Payment Solutions

PRODUCT LINES

Foundation

- Global Bank Platforms
- Enhanced Global Payment Capabilities
- Ongoing IT Infrastructure Enhancements
- Enhanced On-line/ Mobile Channels

GLOBAL PLATFORM

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Strong Performance (Q4’13 vs. Q3’13) Average loan growth of 6.2% Continued strong client acquisition at all stages Core fee3 income growth of 13.4% Exceptionally strong gains on VC investments and warrants2 Net interest income growth of 5.6% despite lower NIM Continued high credit quality Average total client funds1 growth of 7.2% Healthy business conditions for our clients Average asset growth of 9.8% 10 1. Total Client Funds refers to the sum of on-balance sheet deposits and off-balance sheet client investment funds. 2. Unrealized gains are driven by valuation changes and are subject to potential increases or decreases in future periods, depending on market conditions and other factors. 3. “Core fee” is defined as fees from letters of credit, client investments, credit cards, deposit service charges, foreign exchange and lending-related fees, in aggregate. This is a non-GAAP measure. Please see non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information.

90% Average Loan Growth Since Q1’11 $5.7 $10.9 $5.3 $10.1 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 Q1'1 1 Q2'1 1 Q3'1 1 Q4'1 1 Q1'1 2 Q2' 1 2 Q3'1 2 Q4'1 2 Q1'1 3 Q2'1 3 Q3'1 3 Q4'1 3 Period-End Loans Average Loans Drivers • Strength of innovation sector and our clients • Pervasiveness of technology • SVB growth initiatives: • Client segmentation • Private Equity Services • Buyout • Private Bank • Global • M&A activity in client markets 11 Drivers: Strong growth in VC Capital Call and Sponsored Buyout loans Billions TAB: Quarterly Location: A88 – C115

Software 38% Hardware 11% Life Sciences 11% VC/PE 22% Wine 6% Private Bank 9% Other 3% A Diversified Loan Portfolio Sponsor-led Buyout $1.4B (21%) Factoring $0.4B (6%) Commercial Finance $0.7B (11%) Balance Sheet Lending $3.0B (47%) Early Stage $1.0B (15%) (9% of Total Gross Loans) Technology and Life Sciences Portfolio Only $6.5 Billion (60% of Total Portfolio) Gross Loan Portfolio 1,2 $11.0 Billion as of 12/31/13 1. Gross loans do not include the impact of deferred fees and costs 2. Cleantech-related loans are reported under hardware, software, life sciences and other commercial loan categories, as applicable. 12 TAB: Loan Pie Location: A1 – B21

$15.2 $16.5 $17.4 $19.0 $18.6 $21.5 $17.8 $18.5 $19.9 $21.2 $23.2 $26.2 $33.0 $35.0 $37.3 $40.2 $41.8 $47.7 $0 $10 $20 $30 $40 $50 $60 Q1' 1 1 Q2' 1 1 Q3' 1 1 Q4' 1 1 Q1' 1 2 Q2' 1 2 Q3' 1 2 Q4' 1 2 Q1' 1 3 Q2' 1 3 Q3' 1 3 Q4' 1 3 Billions Average Off-Balance Sheet Client Investment Funds Average On-Balance Sheet Deposits Organic Drivers •Highly liquid clients that are performing well •Addition of new clients Other Drivers •Low rate environment •Safety of the balance sheet * Powerful Client Funds Franchise *Unlimited FDIC insurance for non-interest-bearing accounts was terminated on December 31, 2012. 13 TAB: Quarterly Location: E11-F35

Net Interest Income at All-Time Highs, Despite Historic Low Rates Exceptional loan growth has driven record NII but NIM has been pressured by ... • Premium amortization expense, which peaked in 2012 due to higher pre-payment levels on mortgages underlying our mortgage-backed securities • Impact of low interest rates on loan yields • Competition for high- quality borrowers 14 $120.3 $187.0 2.96% 3.20% 2.5% 3.0% 3.5% 4.0% 4.5% $90 $110 $130 $150 $170 $190 $210 Q1 '1 1 Q2 '1 1 Q3 '1 1 Q4 '1 1 Q1 '1 2 Q2 '1 2 Q3 '1 2 Q4 '1 2 Q1 '1 3 Q2 '1 3 Q3 '1 3 Q4 '1 3 Net Interest Income Net Interest Margin TAB: Quarterly Location: A59 – C86 Millions

Credit Quality Remains Strong 15 TAB: Credit Quality Location: AC2-AE26 0.61% 0.47% -0.19% 0.59% 0.41% -1% 1% 2% 3% 4% Q1 '1 1 Q 2' 1 1 Q 3' 1 1 Q 4' 1 1 Q 1' 1 2 Q 2' 1 2 Q 3' 1 2 Q 4' 1 2 Q 1' 1 3 Q 2' 1 3 Q3 '1 3 Q 4' 1 3 Non-performing Loans as % of Total Gross Loans Net Charge-offs as % of Average Total Gross Loans (annualized) • Recent loan growth has come from larger, more stable clients, which have better historical credit performance • The majority of loan losses historically come from early-stage lending, which constitutes 9% of our total loan portfolio • Cumulative warrant gains have exceeded early- stage loan losses over the last 10 years

Continued Core Fee1 Income Growth 1. “Core Fee” income is defined as fees from letters of credit, client investments, credit cards, deposit service charges, foreign exchange and lending-related fees, in aggregate. This is a non-GAAP measure. Please see non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information. Credit Cards (+31%) and Foreign Exchange (+9%) Have Driven the Majority of Growth in the Last 12 Months 16 TAB: Quarterly NonII Location: A40-X47 Upside drivers • Higher transaction volumes • Strong new client acquisition Downside drivers • Margin pressure on client investment fees and foreign exchange due to low rate environment $29.8 $49.0 $0 $10 $20 $30 $40 $50 $60 Millions Foreign exchange fees Deposit service charges Credit card fees Lending-related fees Letters of credit/standby LOC Client investment fees

2013 Performance vs. Outlook Business Driver 2013 Outlook vs. 2012 Results as of 10/24/13 SVB Performance Performance Relative to Outlook Average loans Low twenties % growth 24% Exceeded outlook Average deposits Mid single digits % growth 10% Exceeded outlook Net interest income1 Low double digits % growth 13% Exceeded outlook Net interest margin1 Between 3.25% and 3.35% 3.29% Met outlook Allowance for loan losses for total gross performing loans as a % of total gross performing loans Comparable to 2012 levels 1.11% Met outlook Net loan charge-offs 0.30%-0.50% of avg. total gross loans 0.33% Met outlook Non-performing loans/total gross loans Comparable to 2012 levels 0.47% Met outlook “Core fee” income2,3 High single digits % growth 11% Exceeded outlook Non-interest expense (excluding expense related to non-controlling interests)3,4 Low double digits % growth 14% Exceeded outlook primarily due to higher incentive compensation costs as a result of outperformance relative to our internal forecasts 1. Outlook partly based on management’s current forecast of prepayment rates on our mortgage-backed securities in our Available For Sale securities portfolio and their impact on our forecasted premium amortization expense. 2. “Core fee” income is defined as fees from letters of credit, client investments, credit cards, deposit services, foreign exchange, and lending-related fees, in aggregate. 3. Non-GAAP measures. Please see non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information. 4. Outlook partly based on management’s current forecast for performance-based incentive compensation expense, which is subject to change based on our performance relative to internal performance targets. 17

2014 Outlook Business Driver 2014 Outlook vs. 2013 Results as of 1/23/14 Change since 10/24/2013 Average loans Mid to high teens% growth Increased range from “mid teens” Average deposits Mid teens % growth Net interest income1 Low teens % growth Increased from “high single digits” Net interest margin1 Between 3.20% and 3.30% --- Allowance for loan losses for total gross performing loans as a % of total gross performing loans Comparable to 2013 levels --- Net loan charge-offs 0.30%-0.50% of avg. total gross loans --- Non-performing loans/total gross loans Comparable to 2013 levels --- “Core fee” income2,3 Low double digits % growth Decreased range from “high single digits to low double digits” Non-interest expense (excluding expense related to non-controlling interests)3,4 Mid-single digits % growth --- 1. Outlook partly based on management’s current forecast of prepayment rates on our mortgage-backed securities in our Available For Sale securities portfolio and their impact on our forecasted premium amortization expense. 2. “Core fee” income is defined as fees from letters of credit, client investments, credit cards, deposit services, foreign exchange, and lending-related fees, in aggregate. 3. Non-GAAP measures. Please see non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information. 4. Outlook partly based on management’s current forecast for performance-based incentive compensation expense, which is subject to change based on our performance relative to internal performance targets. 18

We see continued momentum… ▶ Positive environment for our clients • Healthy venture fundraising and investment environment • Strong exit markets; healthy buyout and acquisition activity among our clients ▶ Continued steady new client acquisition ▶ Strong competitive position ▶ Demonstrated ability to execute on our plans for growth, regardless of the interest rate environment ... and some challenges. ▶ Continued low interest rates ▶ Complex regulatory environment ▶ Competitive pressure on pricing ▶ Lingering macro-economic uncertainty 2014 Drivers 19

Appendix

Appendix 1) Financial Results •Highlights 22 •ROE 24 •Net Interest Income 25 •Loans 26 •Credit Quality 29 •Client Liquidity 30 •Balance Sheet 31 •Non-interest Income 33 •Sensitivity Charts 35 •Capital Ratios 37 •Non-Interest Expense 39 2) Venture Capital Markets 40 3) Non-GAAP Reconciliations 42 21 NOTE: I will update these page numbers for the final version

Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Diluted Earnings Per Share $1.12 $0.90 $1.06 $1.46 $1.27 Net Income Available to Common Stockholders $50.4M $40.9M $48.6M $67.6M $58.8M Average Loans Change $8.3B 4.6% $8.7B 4.9% $9.0B 3.9% $9.5B 5.8% $10.1B 6.2% Average Deposits Change $19.0B 4.0% $18.8B -1.1% $18.8B -0.9% $19.6B 2.1% $21.5B 9.9% Average AFS Securities $10.7B $10.9B $10.4B $10.1B $11.0B Net Interest Margin 3.13% 3.25% 3.40% 3.32% 3.20% Net Interest Income $160.6M $163.2M $170.1M $177.1M $187.0M Non-Interest Income net of non- controlling interests and excluding gains on sales of certain assets * $75.6M $56.1M $67.5M $105.8M $100.9M Net Charge-Offs / Average Total Gross Loans (annualized) 0.28% 0.20% 0.49% 0.23% 0.41% Non-Interest Expense $143.0M $149.0M $143.3M $160.5M $168.9M Return on Average Common SVBFG Stockholders’ Equity (annualized) 10.99% 8.89% 10.12% 14.05% 11.60% Return on Average Assets (annualized) 0.90% 0.74% 0.88% 1.16% 0.92% Quarterly Highlights: Q4’12 - Q4’13 * Non-GAAP measures. Please see non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information. 22

Annual Highlights: 2009 - 2013

	2009	2010	2011	2012	2013
Diluted Earnings Per Share	$0.66	$2.24[1]	$3.94[2,3]	$3.91[4]	$4.70
Net Income Available to Common Stockholders	$22.7M	$95.0M[1]	$171.9M[2,3]	$175.1M[4]	$215.9M
Average Loans *Change*	$4.7B *1.4%*	$4.4B *-5.6%*	$5.8B *31.1%*	$7.6B *30.0%*	$9.4B *23.7%*
Average Deposits *Change*	$8.8B *79.6%*	$12.0B *36.8%*	$15.6B *29.4%*	$17.9B *15.0%*	$19.6B *9.5%*
Average AFS Securities	$2.3B	$5.3B	$9.4B	$10.7B	$10.6B
Net Interest Margin	3.73%	3.08%	3.08%	3.19%	3.29%
Net Interest Income	$382.2M	$418.1M	$526.3M	$617.9M	$697.3M
Non-Interest Income net of non-controlling interests and excluding gains on sales of certain assets[5]	$122.6M	$168.6M	$222.7M	$240.4M	$330.3M
Net Charge-Offs (Recoveries)/ Average Total Gross Loans	2.64%	0.77%	(0.02%)	0.31%	0.33%
Non-Interest Expense	$343.9M	$422.8M	$500.6M[3]	$546.0M	$621.7M
Return on Average Common SVBFG Stockholders' Equity	2.13%	7.72%[1]	11.87%[2,3]	10.09%[4]	11.20%
Return on Average Assets	0.42%	0.64%[1]	0.92%[2,3]	0.82%[4]	0.93%

1. Includes gains of $0.35/share or $14.9M (net of tax) from sales of AFS securities
2. Includes gains of $0.52/share or $22.5M (net of tax) from sales of AFS securities
3. Includes gains of $0.04/share or $1.9M (net of tax) from the early extinguishment of debt and the termination of corresponding interest rate swaps
4. Includes gains of $0.12/share or $5.5M (net of tax) from sales of AFS securities and certain assets related to our equity management services business
5. Non-GAAP measures. Please see non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information.

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Return On Average Equity 24 12.90% 17.09% 15.17% 17.98% 10.38% 2.68% 7.72% 11.87% 10.09% 11.20% 0% 5% 10% 15% 20%TAB: Ratios Location: A13-C25

$229.5 $299.3 $352.5 $375.8 $368.6 $382.2 $418.1 $526.3 $617.9 $697.3 5.39% 6.46% 7.38% 7.19% 5.72% 3.73% 3.08% 3.08% 3.19% 3.29% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% $150 $250 $350 $450 $550 $650 $750 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Net Interest Income Net Interest Margin Millions Net Interest Income Growth Despite Low Rates All-time High 25 TAB: Annual Location: A18-G31

$2.3 $10.9 $2.0 $9.4 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Period-end Loans, net of unearned income Average Loans, net of unearned income All-Time High Loan Balances Billions CAGR 2004-2013 Period-end loans: 18.83% Average loans: 19.02% 26 TAB: Annual Location: A53 – C66

All-Time High Loan Balances 27 $5.7 $6.0 $6.4 $7.0 $7.2 $7.9 $8.3 $9.0 $8.9 $9.7 $9.9 $11.0 9% 0% 25% 50% 75% 100% $0 $2 $4 $6 $8 $10 $12 Gross Loans By Category Software Hardware Life Sciences VC/PE Wine Other Private Bank Gross Loans Early Stage as % Gross Loans Billions T e c h n o lo g y & L ife S c ienc e s TAB: Loan Pie Location: A96 – M105

Technology and Life Sciences Lending 28 $3.0 $3.3 $3.5 $4.3 $4.5 $4.9 $5.2 $5.5 $5.8 $5.9 $6.0 $6.5 60% 0% 25% 50% 75% 100% $0 $2 $4 $6 $8 Balance Sheet Lending Commercial Finance Factoring Sponsor-Led Buyout Early Stage Tech and LS Lending/Gross Loans Billions TAB: Loan Pie Location: A87-M94

$34.5 $51.6 -0.19% 0.41% -0.5% 0.5% 1.5% 2.5% 3.5% $0 $40 $80 Non-Performing Loans Net Charge-Offs, annualized (%) Millions As a % of Average Total Gross Loans Credit Quality Has Remained Strong 29 TAB: Credit Quality 2 Location: AI1-AK23

$0.0 $10.0 $20.0 $30.0 $40.0 $50.0 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Period-end Assets Period-end Total Client Funds Billions Strong Client Liquidity Asset Growth Since 2004 = 413% Total Client Funds* Growth Since 2004 = 216% * Total client funds consists of on-balance sheet deposits and off-balance sheet client investment funds. 30 TAB: Annual Location: A69-P71

Net Loans $10.8 AFS Securities (Primarily Agencies) $12.0 Cash $1.5 Other $0.5 Non- Interest- Bearing Deposits $15.9 Interest- Bearing Deposits $6.6 Other Liabilities $0.4 A Highly Liquid Balance Sheet (12/31/13) Assets: $26.4 Billion Liabilities: $23.3 Billion * Net of non-controlling interests, non-marketable securities were $480 million. Non-GAAP number. Please see non-GAAP reconciliations in our most recent financial releases for more information. 31 Borrowings $0.4 TAB: Balance Sheet Location: A1-M8 Non-Marketable Securities (VC Investments) $1.6B*

A Growing Balance Sheet Our balance sheet has grown by more than 400% since 2004 32 TAB: 10-Yr Balance Sheet Location: A1-L28 $5.1 $5.5 $6.1 $6.7 $10.0 $12.8 $17.5 $20.0 $22.8 $26.4 $0 $5 $10 $15 $20 $25 $30 Billions Cash and cash equivalents Available-for-sale securities Non-marketable securities Net loans Other assets $4.5 $4.9 $5.3 $5.8 $8.7 $11.4 $15.8 $17.7 $20.2 $23.3 $0 $5 $10 $15 $20 $25 $30 Billions Noninterest-bearing deposits Interest bearing deposits Borrowings

-$1 -$2 $11 -$6 -$5 $16 $33 $32 $77 ($100) $0 $100 $200 $300 $400 $500 2005 2006 2007 2008 2009 2010 2011 2012 2013 Millions Gains (losses) on Investment Securities Gains (losses) net of NCI and AFS gains* Total Gains (losses) on Investment Securities $108 $117 $141 $221 $152 $98 $248 $382 $336 $673 $108 $111 $131 $183 $161 $123 $169 $223 $240 $330 $0 $100 $200 $300 $400 $500 $600 $700 $800 2004 2006 2008 2010 2012 Non-Interest Income Non-Interest Income Net of NCI and certain gains on AFS securities* Non-Interest Income 33 $8 $3 $3 $22 $23 $11 $0 $7 $37 $19 $46 ($10) $0 $10 $20 $30 $40 $50 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Millions Gains (losses) on Equity Warrant Assets Millions TAB: NonII Location: A1-C11 $89 $97 $102 $124 $130 $100 $120 $129 $158 $175 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Millions "Core" Fee Income* * Non-GAAP number. Please see non-GAAP reconciliations in our most recent financial releases for more information.

$89.2 $96.7 $101.8 $124.2 $129.6 $99.7 $119.7 $129.3 $158.4 $175.5 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Millions Foreign exchange fees Deposit service charges Credit card fees Lending related fees LCs and standby LCs income Client investment fees Corporate finance fees Core Fee1 Income Has Grown 1. “Core fee” income is defined as fees from letters of credit, client investments, credit cards, deposit services, foreign exchange, and lending-related fees in aggregate. This is a non-GAAP measure. Please see non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information. 2. Prior to 2009, lending-related fees were included in “Other noninterest income” and were not included in “Core” fees. 3. Corporate Finance Fees were related to the company’s investment banking arm, SVB Alliant, which ceased operations in 2007. 34 2 3

Rising Rates Will Benefit Us Significantly We expect each 25 bps increase in the Fed Funds rate to contribute approximately $10 – $13 million to Net Interest Income* * Tax-effected estimates are based on static balance sheet and assumptions as of 12/31/13. The above forecasts are based on management’s simulation model, which includes a variety of assumptions. Actual results may differ. For more information, see generally Item 7A (Quantitative and Qualitative Disclosures about Market Risk) in our latest Form 10-K. 35 Changes in Fed Funds Rate (basis points) Changes in Net Interest Income (tax effected) Incremental EPS Effect Incremental ROE Effect Net Interest Margin Effect +75 +$30.8 million +$0.67 +1.1% +0.21% +100 +$42.3 million +$0.93 +1.5% +0.29% +200 +$96.8 million +$2.12 +3.4% +0.65% +300 +$152.3 million +$3.33 +5.3% +1.02%

Higher Loan Balances Will Benefit Us Each $250 million increase in loan volume contributes approximately $0.18 to EPS* 36 * Tax-effected estimates are based on static balance sheet and assumptions as of 12/31/13. The above forecasts are based on management’s simulation model, which includes a variety of assumptions. Actual results may differ. For more information, see generally Item 7A (Quantitative and Qualitative Disclosures about Market Risk) in our latest Form 10-K. Growth in Overall Loan Balances ($$) Changes in Net Interest Income (tax effected) Incremental EPS Effect Incremental ROE Effect Net Interest Margin Effect +250 million +$8.3 million +$0.18 +0.3% +0.06% +500 million +$16.6 million +$0.36 +0.6% +0.11% +750 million +$25.0 million +$0.55 +0.9% +0.17% +1 billion +$33.3 million +$0.73 +1.2% +0.22%

13.13% 11.94% 8.31% 7.44% 11.63% 5% 10% 15% 20% 2007 2008 2009 2010 2011 2012 2013 Total risk-based capital Tier 1 risk-based capital Tier 1 leverage Tangible common equity to tangible assets* Tangible common equity to risk-weighted assets* We Are Well Capitalized Holding Company Capital Ratios * Non-GAAP measures; please see Non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information. 37 TAB: Capital Location: A43-P49

11.33% 10.12% 7.04% 6.59% 9.87% 5% 10% 15% 20% 2007 2008 2009 2010 2011 2012 2013 Total risk-based capital Tier 1 risk-based capital Tier 1 leverage Tangible common equity to tangible assets Tangible common equity to risk-weighted assets We Are Well Capitalized Bank Capital Ratios (1) All ratios, except TCE/TA and TCE/RWA are as reported in our most recent Bank Call Reports. Bank TCE/TA and TCE/RWA ratios are as reported in our most recent financial releases. (2) Non-GAAP measures; please see non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information. (1) (2) (2) 38 TAB: Capital Location: A51-P56

Non-Interest Expense Net of Non- Controlling Interests* 39 TAB: Capital Location: A51-P56 $240 $256 $298 $319 $298 $327 $411 $492 $535 $609 $0 $100 $200 $300 $400 $500 $600 $700 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Non-Interest Expense net of Non-controlling interests Millions * Non-GAAP measures; please see non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information.

VC-Backed Company Exits Source: National Venture Capital Association 40 TAB: Venture Capital $34.1 $16.2 $12.4 $17.7 $24.1 $22.4 $14.5 510 423 360 543 499 488 377 0 100 200 300 400 500 600 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 2007 2008 2009 2010 2011 2012 2013 M&A $$ M&A # Transactions Billions $12.2 $0.8 $2.0 $7.8 $10.7 $21.5 $11.2 93 7 13 70 51 49 82 0 10 20 30 40 50 60 70 80 90 100 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 2007 2008 2009 2010 2011 2012 2013 IPO $$ IPO # Transactions Billions Includes Facebook IPO: $16 Billion

$32.0 $29.9 $20.3 $23.4 $29.7 $27.3 $29.4 4,227 4,178 3,146 3,646 4,001 3,858 3,995 0 1,000 2,000 3,000 4,000 5,000 $0.0 $10.0 $20.0 $30.0 $40.0 2007 2008 2009 2010 2011 2012 2013 U.S. VC Investment $$ Investment # Transactions Billions Stable VC Investment Environment Source: National Venture Capital Association 41 TAB: Venture Capital

Non-GAAP Reconciliations NOTE: Please update all Non-GAAP reconciliation slides to reflect any new non-GAAP data.

Non-GAAP core fee income (dollars in thousands) Year ended December 31, 2004 2005 2006 2007 2008 GAAP noninterest income $107,774 $117,495 $141,206 $220,969 $152,365 Less: gains (losses) on investment securities, net 5,198 4,307 2,551 46,724 (14,777) Less: gains (losses) on derivative instruments, net 3,428 6,750 17,949 23,935 18,505 Less: other noninterest income 10,959 9,711 23,565 26,096 19,052 Non-GAAP core fee income $88,189 $96,727 $97,141 $124,214 $129,585 Non-GAAP core fee income (dollars in thousands) Year ended December 31, 2009 2010 2011 2012 2013 GAAP noninterest income $97,743 $247,530 $382,332 $335,546 $673,206 Less: gains (losses) on investment securities, net (31,209) 93,360 195,034 122,114 419,408 Less: gains (losses) on derivative instruments, net (753) 9,522 36,798 18,679 42,184 Less: other noninterest income 29,961 35,642 21,230 36,363 36,139 Non-GAAP core fee income $99,744 $109,006 $129,270 $158,390 $175,475 (Annual Periods) “Core” Fee Income 43 Non-GAAP Reconciliation For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

“Core” Fee Income Non-GAAP core fee income (dollars in thousands) Quarter ended Mar 31, 2011 June 30, 2011 Sept 30, 2011 Dec 31, 2011 Mar 31, 2012 June 30, 2012 GAAP noninterest income $89,954 $123,708 $95,611 $73,059 $59,293 $80,426 Less: gains on investment securities, net 51,337 71,680 52,262 19,755 7,839 25,809 Less: gains on derivative instruments, net 115 13,167 9,513 14,003 5,070 7,686 Less: other noninterest income 8,701 7,232 945 4,352 9,703 7,390 Non-GAAP core fee income $29,801 $31,629 $32,891 $39,949 $36,681 $39,541 (Quarterly Periods) 44 Non-GAAP Reconciliation For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases. Non-GAAP core fee income (dollars in thousands) Quarter ended Sept 30, 2012 Dec 31, 2012 Mar 31, 2013 June 30, 2013 September 30, 2013 December 31, 2013 GAAP noninterest income $69,139 $126,688 $78,604 $98,239 $257,650 $238,713 Less: gains on investment securities, net 20,228 68,238 27,438 40,561 187,862 163,547 Less: gains on derivative instruments, net 565 5,358 10,292 8,087 9,423 14,382 Less: other noninterest income 9,283 9,987 (447) 7,634 17,161 11,791 Non-GAAP core fee income $39,063 $43,105 $41,321 $41,957 $43,204 $48,993

(Net of Non-Controlling Interests) Non-Marketable Securities Non-GAAP non-marketable securities, net of non-controlling interests (dollars in thousands) December 31, 2013 GAAP non-marketable securities $1,595,494 Less: non-controlling interests in non-marketable securities 1,115,525 Non-GAAP non-marketable securities, net of non-controlling interests $479,969 45 Non-GAAP Reconciliation For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

Gains (Losses) on Investment Securities Non-GAAP net gains on investment securities, net of non-controlling interests (dollars in thousands) Year ended December 31, 2005 2006 2007 2008 2009 2010 2011 2012 2013 GAAP net gains (losses) on investment securities $4,307 $ 2,551 $ 46,724 $(14,777) $(31,209) $93,360 $ 195,034 $122,114 $419,408 Less: income (losses) attributable to non- controlling interests, including carried interest 5,743 5,032 35,449 (8,929) (26,638) 52,586 125,042 85,640 342,128 Net gains (losses) on investment securities, net of non-controlling interests (1,436) (2,481) 11,275 (5,848) (4,571) 40,774 69,992 36,474 77,280 Less: gains on sales of certain available-for- sale securities - - - - - 24,699 37,314 4,955 Non-GAAP net gains (losses) on investment securities, net of non- controlling interests and excluding gains on sales of certain available-for-sale securities $(1,436) $(2,481) $ 11,275 $ (5,848) $ (4,571) $ 16,075 $ 32,678 $ 31,519 $77,280 46 Non-GAAP Reconciliation For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

Tangible common equity, tangible assets and risk- weighted assets (dollars in thousands, except ratios) Year ended December 31, 2007 2008 2009 2010 2011 2012 2013 GAAP SVBFG stockholders' equity $676,369 $991,356 $1,128,343 $1,274,350 $1,569,392 $1,830,555 $1,966,270 Less: intangible assets 1,632 1,087 665 847 601 - - Less: goodwill 4,092 4,092 - - - - - Less: preferred stock - 221,185 - - - - - Tangible common equity (TCE) $670,645 $764,992 $1,127,678 $1,273,503 $1,568,791 $1,830,555 $1,966,270 GAAP total assets $6,692,171 $10,018,280 $12,841,399 $17,527,761 $19,968,894 $22,766,123 $26,417,189 Less: intangible assets 1,632 1,087 665 847 601 - - Less: goodwill 4,092 4,092 - - - - - Tangible assets (TA) $6,686,447 $10,013,101 $12,840,734 $17,526,914 $19,968,293 $22,766,123 $26,417,189 Risk-weighted assets (RWA) $6,524,021 $8,220,447 $7,494,498 $ 9,406,677 $11,837,902 $13,532,984 $16,901,564 Tangible common equity to tangible assets 10.03% 7.64% 8.78% 7.27% 7.86% 8.04% 7.44% Tangible common equity to risk-weighted assets 10.28% 9.31% 15.05% 13.54% 13.25% 13.53% 11.63% (Consolidated TCE/TA) TCE/TA and TCE/RWA 47 Non-GAAP Reconciliation For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

Tangible common equity, tangible assets and risk- weighted assets (dollars in thousands, except ratios) Year ended December 31 2007 2008 2009 2010 2011 2012 2013 GAAP Silicon Valley Bank stockholders' equity $586,949 $695,438 $ 914,068 $1,074,561 $1,346,854 $1,591,643 $1,639,024 Less: intangible assets - - - - - - - Tangible common equity (TCE) $586,949 $695,438 $914,068 $1,074,561 $1,346,854 $1,591,643 $1,639,024 GAAP total assets $6,164,111 $9,419,440 $12,186,203 $16,268,589 $18,758,813 $21,471,111 $24,854,119 Less: intangible assets - - - - - - - Tangible assets (TA) $6,164,111 $9,419,440 $12,186,203 $16,268,589 $18,758,813 $21,471,111 $24,854,119 Risk-weighted assets (RWA) $6,310,721 $8,109,332 $7,293,332 $9,047,907 $11,467,401 $13,177,887 $16,598,312 Tangible common equity to tangible assets 9.52% 7.38% 7.50% 6.61% 7.18% 7.41% 6.59% Tangible common equity to risk-weighted assets 9.30% 8.58% 12.53% 11.88% 11.75% 12.08% 9.87% (Bank Only TCE/TA) TCE/TA and TCE/RWA 48 Non-GAAP Reconciliation For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

Non-Interest Expense (Net of Non-Controlling Interests) Non-GAAP non-interest expense Year ended December 31, 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Total non-interest expense $241,830 $259,860 $322,503 $346,469 $312,887 $343,866 $422,818 $500,628 $545,998 $621,680 Non-interest expense attributable to NCI 3,000 3,840 5,887 10,681 11,115 12,451 12,348 11,567 11,336 12,714 Non-GAAP non-interest expense, net of NCI 238,830 256,020 316,616 335,788 301,772 331,415 410,470 489,061 534,662 608,966 Impairment of goodwill 1,910 18,434 17,204 4,092 Net gain from note repurchase and termination of swaps (3,123) Loss from cash settlement of conversion premium of zero-coupon convertible subordinated notes 3,858 Non-GAAP NIE, net of NCI and other one-time items $236,920 $256,020 $298,182 $318,584 $297,914 $327,323 $410,470 $492,184 $534,662 $608,966 For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases. 49 Non-GAAP Reconciliation

Contact: Meghan O’Leary Director of Investor Relations 408.654.6364 moleary@svb.com